[graphic omitted]

                 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
             SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE
            CORPORATION'S BYLAWS. ANY TRANSFER OR ATTEMPTED TRANSFER
      OF ANY SHARES IN VIOLATION OF SUCH RESTRICTIONS ON TRANSFER IS VOID.

                                 OpticNet, Inc.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 683868 10 3

THIS CERTIFIES THAT




is the owner of

fully paid and non-accessible shares of the COMMON STOCK, $0.0001 par value, of

                              CERTIFICATE OF STOCK

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers:

Dated:

   /s/                                              /S/
   -----------------------                          ------------------------
   TREASURER AND SECRETARY                                 PRESIDENT


                                        COUNTERBONDED AND REGISTERED:
                                        ChaseMellon Shareholder Services, L.L.C.
                                        TRANSFER AGENT AND REGISTRAR,
                                        BY
                                        AUTHORIZED SIGNATURE

OPTICNET, INC.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEM EMT - as tenants by the entireties
 JT TEN - sa joint tenants with right of
          survivorship and not as tenants
          in common

                                UNIF GIFT MIN ACT___________Custodian__________
                                                   (Cust)             (Minor)
                                                 under Uniform Gifts to Minors
                                                     Act _________________
                                                            (State)

Additional abbreviations may also be used though not in the above list.

       For Value Received __,_______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESSEE, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------

               -----------------------------------------------------------------
               NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By__________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17 Ad-15.